Exhibit 10.5

Execution Version

AMENDMENT NUMBER THREE TO SECOND

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER THREE TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 9, 2023 (the “Effective Date”), and is entered into by and among VINTAGE WINE ESTATES, INC., a Nevada corporation (“Holdings”), VINTAGE WINE ESTATES, INC., a California corporation (“Borrower Agent”), each Subsidiary of Borrower Agent party to this Amendment (together with Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the Lenders party to this Amendment, and BMO HARRIS BANK N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdings, Borrowers, the Lenders, and the Agent are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of December 13, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement.

WHEREAS, Agent and the Lenders have agreed to Borrowers’ request pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.
DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.
AMENDMENT. Effective as of the Effective Date of this Amendment, the Loan Agreement is amended in the following respects:

2.1
Amend Definition of Adjusted EBITDA. Section 1.1 of the Loan Agreement is hereby amended by amending and restating the definition of “Adjusted EBITDA”, in its entirety, as follows:

BN 76451157v5

Adjusted EBITDA: for any applicable period, and determined on a consolidated basis for Holdings and its Subsidiaries, shall be the sum of:

(a)
Consolidated Net Income,

(b)
interest expense,

(c)
taxes,

(d)
depreciation and amortization expense and

(e)
non-cash stock compensation and other non-cash expense items (including any charges resulting from purchase accounting (including step-ups in basis for inventory and other assets)),

plus without duplication,

(f)
non-recurring business optimization expenses and other restructuring charges or reserves not to exceed (i) $2,100,000 during the four consecutive fiscal quarter measurement periods ended March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023, and (ii) $1,000,000 during each four consecutive fiscal quarter measurement period commencing with the Fiscal Quarter ending March 31, 2024, and continuing for each Fiscal Quarter ending thereafter during the term of this Agreement,

(g)
pro forma “run rate” cost savings, operating expense reductions and cost synergies (in each case net of continuing associated expenses), in each case related to a consummated Permitted Acquisition, that are reasonably identifiable, factually supportable and that are reasonably expected by Borrower Agent in good faith to be realized within twelve months following the consummation of such Permitted Acquisition as a result of specified actions (x) taken since the beginning of such period or (y) initiated prior to or during such period or (z) reasonably anticipated to be taken in connection with or following such consummated Permitted Acquisition (and a Senior Officer of Borrower Agent shall have delivered (i) an officer’s certificate to the Agent stating that such cost savings, operating expense reductions and/or cost synergies are reasonably identifiable, factually supportable and reasonably anticipated in good faith to be achieved, and (ii) information and calculations supporting in reasonable detail such estimated cost savings, operating expense reductions and/or cost synergies) (in the case of each of the foregoing, calculated on a pro forma basis as though such cost savings, operating expense reductions or cost synergies, as applicable, had been realized on the first day of such period, net of the amount of actual benefits realized during such period from such actions); provided that (A) the aggregate amount added back pursuant to this clause (g) shall not exceed (to the extent any such adjustment is not permissible under Article 11 of Regulation S-X under the Securities Act), for any period, five percent (5%) of Adjusted EBITDA for such period (calculated without giving effect to this clause (g)) and (B) if any cost savings, operating expense

BN 76451157v5

reductions or cost synergies shall at any time cease to be reasonably anticipated by Borrower Agent to be achieved within the twelve month period following the consummation of such Permitted Acquisition, then on and after such time such cost savings, operating expense reductions or cost synergies shall not be permitted to be added back pursuant to this clause (g),

(h)
one-time transaction fees, costs, expenses, premiums, make-whole amounts, penalty payments and other similar items during such period in connection with any issuance, incurrence or repayment of Indebtedness, any issuance of Equity Interests, any investment, any acquisition and any disposition, in each case to the extent permitted hereunder, including without limitation in connection with this Agreement and the other Loan Documents (including legal fees and fees, costs and expenses paid or reimbursed to the Lenders, the Issuing Bank and the Agent),

(i)
charges, losses, lost profits, expenses or write-offs to the extent indemnified or insured by a third party, including expenses covered by indemnification provisions in any agreement in connection with a Permitted Acquisition, provided that, in respect of any item that is added back in reliance on this clause (i), the relevant Person in good faith (to the extent set forth in a certificate of a Senior Officer of Borrower Agent) expects to receive reimbursement for such item within the next four fiscal quarters (it being understood that to the extent any reimbursement amount is not actually received within such four fiscal quarter period, such reimbursement amount so added back but not so received shall be deducted in calculating Adjusted EBITDA for the fiscal quarter immediately following such four fiscal quarter period),

(j)
non-cash losses recognized and expenses incurred in connection with the effect of currency and exchange rate fluctuations on intercompany balances and other balance sheet items,

(k)
up to $5,000,000 in Public Company Costs,

(l)
any one-time expenses relating to the initial costs associated with, or in anticipation of, or preparation for establishing compliance with the Sarbanes-Oxley Act of 2002, as amended,

(m)
non-cash insurance premiums not to exceed $3,700,000 through the Fiscal Year ended June 30, 2022,

(n)
$19,100,000 of inventory adjustments during the Fiscal Quarter ended June 30, 2022,

(o)
$3,397,000 in the Fiscal Quarter ended September 30, 2022, for acquisition related expenses incurred in such Fiscal Quarter and prior Fiscal Quarters,

BN 76451157v5

(p)
$6,800,000 for overhead absorption for the Fiscal Quarter ended June 30, 2022,

(q)
$1,905,000 for insurance expenses related to VWE Captive, LLC,

(r)
up to $2,500,000 during the Fiscal Year ended June 30, 2023 and $1,500,000 per year for each Fiscal Year thereafter for costs, fees, charges or other out-of-pocket expenses for acquisitions that are not consummated,

(s)
up to $10,100,000 for inventory reserves relating to brand simplification during the four Fiscal Quarters ended March 31, 2023,
(t)
up to $1,900,000 for the annualized impact of headcount reductions made during the Fiscal Quarter ended March 31, 2023, and

(u)
up to $2,100,000 for a non-cash prior period sales tax true up for a charge recorded in the Fiscal Quarter ended December 31, 2022, but which were applied, or will be applied, in the Fiscal Quarter ended March 31, 2023, and the Fiscal Quarters ending June 30, 2023, and September 30, 2023, minus without duplication,

(v)
$1,356,000 for cost adjustments related to bulk spirits made in the Fiscal Quarter ended September 30, 2022,

(w)
non-cash items of gain or revenue (to the extent added in determining Consolidated Net Income), and

(x)
gains recognized and income recognized in connection with the effect of currency and exchange rate fluctuations on intercompany balances and other balance sheet items, calculated on a consolidated basis in accordance with GAAP;

provided, that Adjusted EBITDA shall be calculated so as to exclude the effect of any gain or loss for such period that represents after-tax gains or losses attributable to any sale, transfer or other disposition of assets outside the ordinary course of business.

3.
OTHER AGREEMENTS.

3.1
Notwithstanding anything contained in the Loan Agreement to the contrary, no Borrower shall be entitled to make any Distributions or Permitted Acquisitions without the prior written consent of Required Lenders.

3.2
Borrower Agent agreed to deliver to Agent by no later than June 20, 2023, a financial plan for the Fiscal Year ending June 30, 2024. If (a) the Borrower Agent fails to deliver such financial plan by June 20, 2023, or (b) if such financial plan is timely delivered to Agent but Agent determines it is not acceptable, in Agent in its reasonable discretion, and Borrower Agent fails to deliver to Agent by no later than June 30, 2023, an updated financial plan that is acceptable to Agent in its reasonable discretion, then an Event of Default shall be deemed to have occurred.

BN 76451157v5

3.3
Borrower Agent agrees, on behalf of all Borrowers, that notwithstanding the provisions of Section 10.1.1 of the Loan Agreement to the contrary, (a) Agent shall be entitled at any time to conduct an examination of the Borrowers’ books, records and Collateral on or prior to June 30, 2023, (b) such examination shall not be subject to the one time each calendar year limitation contained in Section 10.1.1(b) of the Loan Agreement, and (c) to reimburse Agent for all charges, costs and expenses incurred by Agent in connection with such examination.

4.
CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

4.1
Agent shall have received counterparts to this Amendment, duly executed by the Agent, Holdings, Borrowers, and Lenders constituting Required Lenders, as applicable.

4.2
Agent shall have received an Amendment Fee Letter, of even date herewith, duly executed by Borrower Agent, and containing terms and conditions satisfactory to Agent.

4.3
Agent shall have received such other documents as the Agent may reasonably request.

5.
REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby affirms to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the Effective Date (except for any representations and warranties that expressly relate to an earlier date).

6.
LIMITED EFFECT. Except for the specific amendments and waivers contained in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

7.
GOVERNING LAW. This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

8.
COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

BN 76451157v5

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the Effective Date set forth above.

HOLDINGS:

VINTAGE WINE ESTATES, INC., a Nevada corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	CFO

BORROWERS:

VINTAGE WINE ESTATES, INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	CFO

GROVE ACQUISITION, LLC, a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	CFO

GIRARD WINERY LLC, a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	CFO

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

MILDARA BLASS INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Secretary and Treasurer

SPLINTER GROUP NAPA, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

VWE CAPTIVE, LLC, a Nevada limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Manager

CALIFORNIA CIDER CO., INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Vice President, Secretary and Treasurer

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

THAMES AMERICA TRADING COMPANY LTD., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Vice President, Secretary and Treasurer

VINESSE, LLC, a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Manager

MEIER'S WINE CELLARS, INC., an Ohio corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	CFO

MEIER'S WINE CELLARS ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Secretary and Treasurer

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

AGENT:

BMO HARRIS BANK N.A., as successor in interest to BANK OF THE WEST, as Agent

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

LENDERS:

BMO HARRIS BANK N.A., as successor in interest to BANK OF THE WEST, as Lender

By:	/s/ Tracy Holmes
Name:	Tracy Holmes
Title:	GRP. Managing Director

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

RABO AGRIFINANCE LLC, as a Lender

By:	/s/ Catherine M. Vyenielo
Name:	Catherine M. Vyenielo
Title:	SVP

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President Capital Markets

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

COMPEER FINANCIAL PCA, as a Lender

By:	/s/ Graham J. Dee
Name:	Graham J. Dee
Title:	Director, Capital Markets

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

HTLFBANK, as a Lender

By:	/s/ Travis Moncada
Name:	Travis Moncada
Title:	SVP/SRM

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

COMERICA BANK, as a Lender

By:	/s/ Bill Stefani
Name:	Bill Stefani
Title:	Vice President

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, ACA as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets Lending

GREENSTONE FARM CREDIT SERVICES, FLCA as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets Lending

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

FARM CREDIT MID-AMERICA, PCA, as a Lender

By:	/s/ Tabatha Hamilton
Name:	Tabatha Hamilton
Title:	Vice President Food and Agribusiness

Amendment Number Three to Second Amended and Restated Loan and Security Agreement

FARM CREDIT BANK OF TEXAS as a Lender

By:	/s/ Evelin Herrera
Name:	Evelin Herrera
Title:	Director

Amendment Number Three to Second Amended and Restated Loan and Security Agreement